                                                                    Exhibit 10.6

      This MONITORING AGREEMENT, dated as of November 27, 2006, (this "Agreement"), is entered into by and among RSC Holdings Inc. (the "Company"), Rental Service Corporation, an Arizona Corporation ("RSC"), Ripplewood Holdings L.L.C., a Delaware limited liability company, and Oak Hill Capital Management, LLC, a Delaware limited liability company (each a "Manager" and, together, the "Managers").

                                   WITNESSETH:

      WHEREAS, in connection with the recapitalization of the Company (the "Recapitalization"), certain affiliates of the Managers have agreed to acquire approximately 85% of the outstanding shares of capital stock of the Company pursuant to a Recapitalization Agreement, dated as of October 6, 2006 (the "Recapitalization Agreement"), among Atlas Copco AB, a company organized under the laws of Sweden, Atlas Copco Finance S.a.r.l., a company organized under the laws of Luxembourg, the Company, RSC Acquisition LLC, a Delaware limited liability company, RSC Acquisition II LLC, a Delaware limited liability company, OHCP II RSC, LLC, a Delaware limited liability company, OHCMP II RSC, LLC, a Delaware limited liability company, and OHCP II RSC COI, LLC, a Delaware limited liability company.

      WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, RSC and certain other parties are entering into Indemnification Agreements, dated as of the date hereof, with each Manager (the "Indemnification Agreements"); and

      WHEREAS, the Company desires that it and its subsidiaries (together, the "Company Group") receive future financial, investment banking, management advisory and other services from the Managers, and the Managers desire to provide such services to the members of the Company Group;

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. Engagement. The Company hereby engages the Managers (on behalf of itself and the other members of the Company Group) as consultants, and the Managers hereby agree to provide Monitoring Services (as defined below) to the Company and the other members of the Company Group on the terms and subject to the conditions set forth below.

      Section 2. Monitoring Services. The Managers hereby agree, during the term of this Agreement, to provide the members of the Company Group with such financial, investment banking, management advisory and other services in connection with the operations of the Company Group as may reasonably be requested from time to time by the board of directors of the Company (collectively, the "Monitoring Services"), including assistance (i) developing and implementing corporate and business strategy and planning for the Company Group, including plans and programs for improving operating, marketing and financial performance, (ii) recruiting key management employees,
(iii) establishing and maintaining banking, legal and other business relationships, (iv) arranging future debt and equity financings and refinancings for corporate purposes and (v) providing professional employees to serve as directors or officers of the members of the Company Group ("Manager Designees").

      Section 3. Compensation; Reimbursement of Expenses.

      (a) Compensation for Monitoring Services. As compensation for the Monitoring Services, the Company shall, or shall cause one or more of its subsidiaries to, on behalf of the Company Group (subject to the provisions of Section 3(d)), pay the Managers an aggregate fee of $6,000,000 per year (the "Monitoring Fee"), one-half of which shall be paid to each Manager, one quarter of which shall be payable quarterly in advance on the last day of each March, June, September and December (each, a "Monitoring Services Payment Date"). The Monitoring Fee shall begin accruing immediately following the consummation of the Acquisition, and the amount of the Monitoring Fee accrued prior to the next succeeding Monitoring Services Payment Date shall be payable on such Monitoring Services Payment Date, together with the regular installment of the Monitoring Fee payable on such Monitoring Services Payment Date. In the event that Affiliates of a Manager cease to be entitled to designate at least one member of the board of directors of the Company pursuant to Sections 1.1 and 1.6 of the Stockholders Agreement of the Company, dated as of November 27, 2006 (the "Stockholders Agreement"), the portion of the Monitoring Fee that would otherwise be paid to such Manager shall be paid to the other Manager, provided that Affiliates of such other Manager at such time have the right to designate at least one member of the board of directors of the Company pursuant to Sections 1.1 and 1.6 of the Stockholders Agreement. For purposes of this Agreement, "Affiliate" shall mean, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with, such person or entity.

      (b) Reimbursement of Expenses. The Company shall, or shall cause one or more its Affiliates to, on behalf of itself and the other members of the Company Group, reimburse the Managers for such reasonable travel and other out-of-pocket expenses ("Expenses") as may be incurred by the Managers and its subsidiaries and Affiliates and its and their respective employees and agents in the course or on account of rendering any services under this Agreement, including but not limited to any applicable fees and expenses of any legal, accounting or other professional advisors to the Managers and its subsidiaries and Affiliates and any expenses incurred by any Manager Designee in connection with the performance of his or her duties to any member of the Company Group. Each Manager may submit monthly expense statements to the Company or any other such member of the Company Group, which statements shall be payable within thirty days. Nothing in this Section 3(b) shall limit any obligations of the Company to reimburse any costs and expenses to the Managers, its subsidiaries or Affiliates under the Stockholders Agreement.

      (c) Obligations Joint and Several. The Company and RSC (on behalf of itself and the other members of the Company Group) hereby agree that the obligations of the Company under this Section 3 shall be borne jointly and severally by each member of the Company Group.

      (d) Coordination of Services. The Managers shall coordinate their provision of the Monitoring Services to the Company Group with each other; however neither Manager shall be liable to any member of the Company Group as a result of any Monitoring Services provided by the other Manager.

      Section 4. Term, etc.

      (a) This Agreement shall be in effect until, and shall terminate upon the date on which both Managers cease to have the right to appoint at least one director pursuant to Section 1.6 of the Stockholders Agreement, and may be earlier terminated by the Managers upon thirty days' prior written notice to the Company. The provisions of this Agreement shall survive any termination hereof, provided that, notwithstanding the foregoing, Sections 1 and 2 shall not survive any termination hereof and provided, further, that Section 3 shall survive any termination hereof solely as to any portion of the Monitoring Fee or Expenses not paid or reimbursed prior to such termination and not required to be paid or reimbursed thereafter pursuant to Section 4(c).

      (b) Upon any consolidation or merger of the Company, or any conveyance, transfer or lease of all or substantially all of the assets of the Company or RSC, the entity formed by such consolidation, or into which the Company or RSC is merged or to which such conveyance, transfer or lease is made (each, a "Successor Entity"), shall succeed to and be substituted for the Company or RSC, as applicable, under this Agreement with the same effect as if the Successor Entity had been a party hereto. Subject to Section 4(a), no such consolidation, merger or conveyance, transfer or lease shall have the effect of terminating this Agreement or of releasing the Company, RSC or any Successor Entity from its obligations hereunder.

      (c) Upon any termination of this Agreement, the Company, agrees immediately to pay or reimburse, (or cause one or more other members of the Company Group to pay or reimburse), as the case may be, any accrued and unpaid installment of the Monitoring Fee or portion thereof and any unpaid and unreimbursed Expenses that shall have been incurred prior to such termination (whether or not such Expenses shall then have become payable). If, at any time, no member of the Company Group is permitted to make any payment or reimbursement due to the Managers under this Agreement under the terms of any credit agreement or other financing agreement to which any member of the Company Group is a party, such obligations shall accrue as provided herein, but payment or reimbursement thereof shall be deferred until such time as (i) such payments are no longer prohibited under the terms of the applicable agreement, or (ii) the loan amount due thereunder is repaid in full. In the event of the liquidation of the Company, all amounts due to the Managers under this Agreement shall be paid in equal amounts to each Manager before any liquidating distributions or similar payments are made to stockholders of the Company.

      Section 5. Information. The Company will, and will cause each member of the Company Group to, use its reasonable best efforts to furnish, or to cause their respective subsidiaries and agents to furnish, the Managers with such information (the "Information") as the Managers reasonably believe appropriate to its engagement hereunder. The Company acknowledges and agrees that (a) the Managers will rely on the Information and on information available from generally recognized public sources in performing the Monitoring Services and
(b) the Managers do not assume responsibility for the accuracy or completeness of the Information and such other information.

      Section 6. Independent Contractor Status. The parties acknowledge and agree that the Managers shall perform the Monitoring Services, as an independent contractor, retaining control over and responsibility for its own operations and personnel and those of its subsidiaries. The Company further acknowledges and agrees that the Managers may, in their sole discretion, remove or substitute any of the members of, or add members to, the team of professional employees of the Managers and its subsidiaries and Affiliates that will be providing services pursuant to this Agreement, and that any such removal, substitution or addition shall not in any way modify or affect any of the obligations of the Company hereunder, including, without limitation, its obligation to pay the Monitoring Fee or reimburse any Expenses. None of the Managers and their subsidiaries and Affiliates and their respective employees and agents shall, solely by virtue of this Agreement or the arrangements hereunder, be considered employees or agents of any member of the Company Group, nor shall any of them have authority hereunder to contract in the name of or bind any member of the Company Group, except (i) to the extent that any professional employee of the Managers or any of their subsidiaries may be serving as a director or an officer of any member of the Company Group or (ii) as expressly agreed to in writing by such member of the Company Group. Any duties of the Managers arising out of its engagement to perform services hereunder shall be owed solely to the members of the Company Group.

      Section 7. Limitation on Liability. Except in cases of gross negligence or willful misconduct, each Manager, its Affiliates and any of their respective employees, officers, directors, partners, consultants, members, stockholders or Affiliates shall have no liability of any kind whatsoever to any member of the Company Group for any damages, losses or expenses (including, without limitation, special, punitive, incidental or consequential damages and interest, penalties and fees and disbursements of attorneys, accountants, investment bankers and other professional advisors) with respect to the provision of the Monitoring Services.

      Section 8. Entire Agreement; No Representations or Warranties. This Agreement, the Stockholders Agreement and the Indemnification Agreement (a) contain the complete and entire understanding and agreement between the Managers and the

Company with respect to the subject matter hereof and (b) supersede all prior and contemporaneous understandings, conditions and agreements, whether written or oral, express or implied, in respect of the subject matter hereof. The Company acknowledges and agrees that the Managers makes no representations or warranties in connection with this Agreement or its provision of the Monitoring Services. The Company agrees that any acknowledgment or agreement made by the Company in this Agreement is made on behalf of the Company and the other members of the Company Group.

      Section 9. Counterparts; Amendments and Waivers. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and which together shall constitute one agreement. This Agreement may not be amended, restated, supplemented or otherwise modified, and no provision of this Agreement may be waived, other than in a writing duly executed by the parties hereto.

      Section 10. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns; provided, that (i) neither this Agreement nor any right, interest or obligation hereunder may be assigned by either party, whether by operation of law or otherwise, without the express written consent of the other party hereto and (ii) any assignment by each Manager of its rights but not the obligations under this Agreement to any entity directly or indirectly controlling, controlled by or under common control with such Manager shall be expressly permitted hereunder and shall not require the prior written consent of the Company. This Agreement is not intended to confer any right or remedy hereunder upon any person or entity other than the parties to this Agreement and their respective successors and assigns.

      Section 11. Governing Law; Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT THAT SUCH PRINCIPLES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. Each of the parties hereto irrevocably and unconditionally (a) agrees that any legal suit, action or proceeding brought by any party hereto arising out of or based upon this Agreement or the transactions contemplated hereby may be brought in any court of the State of New York or Federal District Court for the Southern District of New York located in the City, County and State of New York (each, a "New York Court"), (b) waives, to the fullest extent that it may effectively do so, any objection that it may now or hereafter have to the laying of venue of any such proceeding brought in a New York Court, and any claim that any such action or proceeding brought in a New York Court has been brought in an inconvenient forum, (c) submits to the non-exclusive jurisdiction of any New York Court in any suit, action or proceeding and (d) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE HEREBY WAIVES

ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT. With respect to clause
(d) of the immediately preceding sentence, each of the parties hereto acknowledges and certifies that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the waiver contained therein,
(ii) it understands and has considered the implications of such waiver, (iii) it makes such waiver voluntarily and (iv) it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications contained in this Section 11.

             [The remainder of this page left intentionally blank.]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                                RIPPLEWOOD HOLDINGS L.L.C.

                                                By: /s/ Christopher Mennetian
                                                    ---------------------------
                                                    Name: Christopher Mennetian
                                                    Title:



                                                OAK HILL CAPITAL MANAGEMENT, LLC

                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:



                                                RSC HOLDINGS INC.

                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:



                                                RENTAL SERVICE CORPORATION

                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                                RIPPLEWOOD HOLDINGS L.L.C.

                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:



                                                OAK HILL CAPITAL MANAGEMENT, LLC

                                                By: /s/ John R. Monsky
                                                    ---------------------------
                                                    Name: John R. Monsky
                                                    Title: Vice President



                                                RSC HOLDINGS INC.

                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:



                                                RENTAL SERVICE CORPORATION

                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                                RIPPLEWOOD HOLDINGS L.L.C.

                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:



                                                OAK HILL CAPITAL MANAGEMENT, LLC

                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:



                                                RSC HOLDINGS INC.

                                                By: /s/ Keith A. Sawottke
                                                    ---------------------------
                                                    Name: Keith A. Sawottke
                                                    Title: CFO



                                                RENTAL SERVICE CORPORATION

                                                By: /s/ Keith A. Sawottke
                                                    ---------------------------
                                                    Name: Keith A. Sawottke
                                                    Title: CFO